Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company,
                            L.P.:
                            780 Third Avenue, 37th Floor
                            New York, NY  10017

                            Deerfield Special Situations Fund International
                            Limited:
                            c/o Bisys Management
                            Bison Court, Columbus Centre, P.O. Box 3460
                            Road Town, Tortola
                            British Virgin Islands

Designated Filer:           James E. Flynn

Issuer and Ticker Symbol:   NeuroMetrix, Inc. (NURO)

Date of Earliest
Transaction Reported:       September 9, 2009

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of NeuroMetrix, Inc.

Signatures:


DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:    /s/ Darren Levine
       -----------------------------------
       Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:    /s/ Darren Levine
       -----------------------------------
       Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By:    /s/ Darren Levine
       -----------------------------------
       Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner

By:    /s/ Darren Levine
       -----------------------------------
       Darren Levine, Authorized Signatory